Exhibit 10.5

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

confidential

Execution Copy

FIRST AMENDED AND RESTATED LICENSE AGREEMENT

This FIRST AMENDED AND RESTATED LICENSE AGREEMENT (the “Agreement”), dated as of September   , 2011 (the “Execution Date”) and effective as of August 13, 2010 (the “Effective Date”) by and between Symphony Evolution, Inc., a Delaware corporation (“Symphony”) and Kadmon Corporation, LLC (f/k/a Kadmon Pharmaceuticals, LLC), a Delaware limited liability company (“Licensee”) (each of Symphony and Licensee being a “Party,” and collectively, the “Parties”).

BACKGROUND

A.            WHEREAS, Symphony and Licensee have entered into that certain License Agreement, dated August 13, 2010, as amended by that certain First Amendment to License Agreement dated May 18, 2011 (collectively, the “Original Agreement”); and

B.            WHEREAS, Symphony and Licensee now desire to amend the Original Agreement to broaden the Field and in certain other respects, and to restate, supersede and replace the Original Agreement in its entirety;

NOW, THEREFORE, in consideration of the foregoing and the covenants and premises contained herein, the Parties therefore agree as follows:

ARTICLE 1
DEFINITIONS

As used in this Agreement, the following terms have the meaning set forth in this ARTICLE 1:

1.1          “Affiliate” means any corporation or other entity that is directly or indirectly controlling, controlled by or under the common control with a Party hereto.  For the purpose of this Agreement, “control” includes the direct or indirect ownership of at least fifty percent (50%) of the outstanding shares or other voting rights of the subject entity to elect directors (or, in the case of an entity that is not a corporation, for the election of the corresponding managing authority.

1.2          “Annual Net Worldwide Sales” means the cumulative total of all Net Sales of all Licensed Products in all jurisdictions during any calendar year during the term of this Agreement.

1.3          “Applicable Laws” means, with respect to each Party, all laws, codes, ordinances, statutes, rules, regulations, orders, decrees, judgments, injunctions, notices or binding agreements promulgated or entered into by any Governmental Authority having jurisdiction over such Party or such Party’s obligations under this Agreement, as the same may be amended, modified or repealed from time to time.

1.4          “Asia” means Australia, Bangladesh, Bhutan, Brunei, Burma (Myanmar), Cambodia, China, Hong Kong, India, Indonesia, Japan, Laos, Macao, Malaysia, Maldives, Mongolia, Nepal, New Zealand, North Korea, Pakistan, Philippines, Qatar, Singapore, South

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Korea, Sri Lanka, Taiwan, Thailand, and Vietnam, as their boundaries are defined as of the Effective Date, and including any successors of the foregoing countries to the extent within the boundaries of the countries set forth above as of the Effective Date.

1.5          “Business Day” means any day other than Saturday, Sunday or any other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

1.6          “Code” has the meaning set forth in Section 13.8.

1.7          “Combination Product” means either (i) a Licensed Product containing as its active ingredients both XL647 and one or more other active ingredients, or (ii) a combination therapy priced and sold in a single package comprised of a Licensed Product and one or more other therapeutically, prophylactically or diagnostically active products, in each case (i) and (ii), in all dosage forms, formulations, presentations, line extensions, and package configurations.  All references to Licensed Products in this Agreement shall be deemed to include Combination Products.

1.8          “Commercially Reasonable Efforts” means, with respect to any Licensed Product, exerting such efforts and employing such resources as would normally be exerted or employed by a company in a similar position as Licensee at the applicable time, using such company’s strategic core technology and consistent with practices commonly used in the research-based pharmaceutical industry, for a product at a similar state in its development or product life and of similar market potential, taking into account efficacy, safety, the competitiveness of alternative products in the marketplace, the patent and other proprietary position of the product, the likelihood of regulatory approval, and maintaining the first priority of rapid and effective development of the applicable product.

1.9          “Confidential Information” means the terms of this Agreement (but not its existence) and all trade secrets, know-how and other proprietary confidential information of a Party or its Affiliates, licensees or sublicensees (including, without limitation, technical, business, financial and market information, patent disclosures, patent applications, structures, models, techniques, formulae, processes, compositions, compounds, antigens, antibodies, hybridomas, apparatus, designs, sketches, photographs, plans, drawings, specifications, samples, reports, customer lists, price lists, studies, findings, inventions and ideas) disclosed by either Party or their Affiliates, licensees or sublicensees or obtained through observation or examination of the other’s information or developments, but only to the extent that such information is maintained as confidential by the Party, Affiliate, licensee or sublicensee providing same and provided that, Confidential Information shall only include information that is either marked as “CONFIDENTIAL” or that, due to the nature of the information, the receiving Party, Affiliate, licensee or sublicensee should reasonably know that it is confidential.

1.10        “Control” or “Controlled” means, with respect to any material, information or intellectual property right, that a Party owns or has a license to such item or right, and has the ability to grant the other Party access, a license or a sublicense (as applicable) in or to such item or right as provided in this Agreement without violating the terms of any agreement or other arrangement with any Third Party.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

1.11        “Cumulative Net Asian Sales” means the cumulative total of all Net Sales of all Licensed Products in Asia during the term of this Agreement.

1.12        “Cumulative Net European Sales” means the cumulative total of all Net Sales of all Licensed Products in Europe during the term of this Agreement.

1.13        “Cumulative Net North American Sales” means the cumulative total of all Net Sales of all Licensed Products in North America during the term of this Agreement.

1.14        “Drug Master File” means the drug master file related to a Licensed Product filed with the United States Food and Drug Administration, or its equivalent in jurisdictions outside the United States.

1.15        “EMA” means the European Medicines Agency, or any successor agency thereto.

1.16        “Encumbrance” means any claim, charge, equitable interest, hypothecation, lien, mortgage, pledge, option, license, assignment, power of sale, retention of title, right of pre-emption, right of first refusal or security interest of any kind.

1.17        “Europe” means the European Union and Switzerland.

1.18        “European Union” means all countries that are officially recognized as member states of the European Union at any particular time during the effectiveness of this Agreement.

1.19        “Field” means, collectively, the Oncology Field and the Non-Oncology Field.

1.20        “First Commercial Sale” means, with respect to any Licensed Product, the first sale by Licensee or its sublicensees for use or consumption by the general public of such Licensed Product in a country after all required Regulatory Approvals have been granted, or otherwise permitted, by the governing health authority of such country.  “First Commercial Sale” shall not include the sale of any Licensed Product for use in clinical trials or for compassionate use prior to receipt of all Regulatory Approvals.

1.21        “Governmental Authority” means any United States or non-United States federal, national, supranational, state, provincial, local, or similar government, governmental, regulatory or administrative authority, agency or commission or any court, tribunal, or judicial or arbitral body.

1.22        “IND” means an Investigational New Drug Application to be filed with the United States Food and Drug Administration, or any equivalent application in jurisdictions outside the United States, including an “Investigational Medicinal Product Dossier” filed or to be filed with the EMA.

1.23        “Indemnified Parties” has the meaning set forth in Section 12.1.

1.24        “Indemnified Proceeding” has the meaning set forth in Section 12.2.

1.25        “Indemnifying Party” has the meaning set forth in Section 12.2.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

1.26        “Indication in the Non-Oncology Field” means a clinical indication for use in the Non-Oncology Field, regardless of the severity, frequency or route of any treatment, and regardless of the patient class.

1.27        “Indication in the Oncology Field” means a clinical indication for use in the Oncology Field, regardless of the severity, frequency or route of any treatment, and regardless of the patient class.

1.28        “Knowledge of Symphony” means the actual knowledge of any executive officer or member of the board of directors of Symphony, without the duty of inquiry or investigation.

1.29        “Licensed IP” means the Licensed Patents and the Licensed Know-How.

1.30        “Licensed Know-How” means any and all know-how, trade secrets and proprietary technology that is Controlled by Symphony on the Effective Date and that relates to the Licensed Patents, Regulatory Files, XL647, the Oncology Program, the Non-Oncology Program or Licensed Products, their use, formulation, preparation or manufacture, or which is necessary or reasonably useful for the development, manufacture, import, use or sale of Licensed Products, including without limitation, enhancements, manufacturing processes or protocols, writings, documentation, data, technical information, techniques, results of experimentation and testing, diagnostic and prognostic assays, specifications, databases, any and all laboratory, research, pharmacological, toxicological, analytical, quality control, pre-clinical and clinical data, safety data, chemistry, manufacturing and control data and other information and materials, whether or not patentable.

1.31        “Licensed Patents” means any and all Patent Rights Controlled by Symphony on the Effective Date, a Valid Claim of which would be infringed by the development, manufacture, use, offer for sale, sale or importation of a Licensed Product, including the patents listed on Schedule 1.30 hereto.

1.32        “Licensed Product” means any pharmaceutical product in finished dosage form that contains XL647 as an active ingredient.

1.33        “Licensee Indemnified Party” has the meaning set forth in Section 12.1.

1.34        “Licensee XL647 IP” means, other than Licensed IP, all patents, patent applications, invention disclosures, know-how, trade secrets, proprietary technology, findings, improvements, discoveries, inventions, additions, modifications, enhancements, derivative works, clinical and safety data, chemistry, manufacturing and control data or changes to, arising from or related to the Licensed IP, Regulatory Files, XL647, the Oncology Program or the Non-Oncology Program (including without limitation methods of manufacture and formulations), in each case Controlled by Licensee or its Affiliates on or after the Effective Date.

1.35        “Loss” has the meaning set forth in Section 12.1.

1.36        “Master Clinical and Safety Database” has the meaning set forth in Section 3.7.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

1.37        “NDA” means a New Drug Application to be filed with the United States Food and Drug Administration, or any equivalent application in jurisdictions outside the United States.

1.38        “Net Sales” means the amount invoiced or otherwise billed by Licensee or its Affiliates or sublicensees for sales or other commercial disposition of Licensed Products to all Third Party purchasers (the “gross invoice price”), commencing on the First Commercial Sale, less the following (to the extent included in such billing or otherwise actually allowed or incurred with respect to such sales):  (1) *** and *** actually allowed; (2) *** and *** (including, but not limited to, *** and ***); (3) *** and *** for and separately *** on the *** or other *** in the *** of ***, and (4) ***, other *** and *** to *** actually ***and *** on the ***or other *** in the *** of ***.  Net Sales shall also include the *** of all other ***received by Licensee as ***for the ***of *** ***, whether such ***is in *** in *** or another ***.

With respect to sales of Combination Products that are a Licensed Product containing as its active ingredients both XL647 and one or more other active ingredients, Net Sales shall be calculated on the basis of the gross invoice price of the Combination Product multiplied by a fraction, the numerator of which shall be the fair market value (determined in accordance with generally accepted accounting principles) of the product most closely comparable to the Combination Product that contains XL647 as the sole active ingredient and the denominator of which shall be the sum of (i) the fair market value (determined in accordance with generally accepted accounting principles) of the product most closely comparable to the Combination Product that contains XL647 as the sole active ingredient and (ii) the sum of the fair market values (determined in accordance with generally accepted accounting principles) of products, in each case most closely comparable to the Combination Product, that contain each of the other active ingredients as the sole active ingredient.

With respect to sales of Combination Products that are a combination therapy priced and sold in a single package, Net Sales shall be calculated on the basis of the gross invoice price of the Licensed Product sold without the other therapeutically, prophylactically or diagnostically active products; provided, however, that where the sum of the gross invoice price of the Licensed Product, and the gross invoice price(s) that of the other therapeutically, prophylactically or diagnostically active products is less than the gross invoice price of the Combination Product, then one-half of the difference between:  (i) the gross invoice price of the Combination Product and (ii) the sum of the gross invoice prices of the Licensed Product and the other therapeutically, prophylactically or diagnostically active products shall be added to the Net Sales of such Combination Product.

In the event that Product is sold only as a Combination Product and either Party reasonably believes that the calculation set forth in this Paragraph does not fairly reflect the value of the Product relative to the other active ingredients in the Combination Product, the Parties shall negotiate, in good faith, other means of calculating Net Sales with respect to Combination Products.  Lacking such agreement, Net Sales of such Combination Product shall be calculated on the basis of a gross invoice price equal to fifty percent (50%) of the gross invoice price of the Combination Product.

Licensee’s transfer of a Licensed Product to an Affiliate or sublicensee shall not result in any Net Sales, unless such Licensed Product is consumed by such Affiliate or sublicensee in the

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

course of its commercial activities.  Further, the disposition of Licensed Product for, or the use in, pre-clinical or clinical (Phase I — III) trials, other market-focused (Phase IV or V) trials, or other Regulatory Approvals or free samples shall not result in any Net Sales.

1.39        “Non-Oncology Field” means, collectively, the PKD Field and all therapeutic, prophylactic and diagnostic uses that are outside of both (i) the PKD Field, and (ii) the Oncology Field.

1.40        “Non-Oncology Program” means Symphony’s program pursuing indications for XL647 in the Non-Oncology Field and, as applicable, as further developed (including clinical development) by Licensee during the term of this Agreement.

1.41        “Non-Oncology Program Transfer” has the meaning set forth in Section 3.7.

1.42        “Non-Oncology Program Transfer Period” has the meaning set forth in Section 3.7.

1.43        “North America” means Canada, Mexico, the United States of America and their coming territories and possessions, including Puerto Rico.

1.44        “NSCLC” has the meaning set forth in Section 7.1.

1.45        “Off-label Use” means the use of a Licensed Product for clinical indications other than those stated in the labeling approved by the United States Food and Drug Administration or other applicable Regulatory Authority.

1.46        “Oncology Field” means all therapeutic, prophylactic and diagnostic uses for the treatment of cancer, including therapeutic, prophylactic and diagnostic uses for the treatment of primary or metastatic malignant lesions of the kidney.

1.47        “Oncology Program” means Symphony’s clinical program pursuing indications for XL647 in the Oncology Field and, as applicable, as further developed by Licensee during the term of this Agreement.

1.48        “Oncology Program Transfer” has the meaning set forth in Section 3.6.

1.49        “Oncology Program Transfer Period” has the meaning set forth in Section 3.6.

1.50        “Ongoing Non-Oncology Program Activities” has the meaning set forth in Section 3.7.

1.51        “Ongoing Oncology Program Activities” has the meaning set forth in Section 3.6.

1.52        “Patent Rights” means all intellectual property rights represented by or issuing from (a) the United States and foreign issued patents and patent applications listed in Schedule  1.30; (b) all patent applications filed in any jurisdiction corresponding to or claiming priority from the patents and/or patent applications referred to in the foregoing clause (a); (c) all divisionals, continuations and continuations-in-part of the patent applications referred to in the

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foregoing clauses (a) and (b); (d) all patents issuing from the patent applications referred to in the foregoing clauses (a), (b) and (c); (e) all reissues, re-examination certificates, registrations, confirmations, extensions, substitutions, renewals, amendments and supplementary protection certificates of the patent and/or patent applications referred to in the foregoing clauses (a) through (d); and (f) all foreign counterparts of the patents and patent applications referred to in the foregoing clauses (a) through (e).

1.53        “Person” means any individual, partnership (whether general or limited), limited liability company, corporation, trust, estate, association, nominee or other entity.

1.54        “Phase I Clinical Trial” means, as to a specific Licensed Product, a lawful study in humans, the principal purpose of which is a preliminary determination of safety of the Licensed Product for its intended use in healthy individuals or patients to support its continued testing in similar clinical trials as required for Regulatory Approval.

1.55        “Phase II Clinical Trial” means, as to a specific Licensed Product, (i) a controlled and lawful study in humans of the safety, dose ranging and efficacy of such Licensed Product, which is prospectively designed to generate sufficient data (if successful) to commence a Phase III Clinical Trial of such product, or (ii) the Phase II portion (as defined in the applicable protocol) of a clinical study designated as a “Phase I/II” study or other similar designation as approved by the FDA (or the equivalent designation in any other country); provided, however, in each case, that with respect to oncology, the study must be conducted on a series of patients with the same type and stage of cancer.

1.56        “Phase III Clinical Trial” means, as to a specific Licensed Product, (i) a controlled and lawful pivotal study in humans of the efficacy and safety of such Licensed Product, which is prospectively designed to demonstrate statistically whether such Licensed Product is effective and safe for use in a manner sufficient to obtain Regulatory Approval to market and sell that Licensed Product for the indication being investigated by the study, or (ii) the Phase III portion (as defined in the applicable protocol) of a clinical study designated as a “Phase II/III” study or other similar designation as approved by the FDA (or the equivalent designation in any other country) ); provided, however, in each case, that with respect to oncology, the study must be conducted on a series of patients with the same type and stage of cancer.

1.57        “PKD Field” means all therapeutic, prophylactic and diagnostic uses for the treatment of all forms of polycystic kidney disease, including without limitation both autosomal recessive and autosomal dominant forms.  For clarity, the PKD Field excludes therapeutic, prophylactic and diagnostic uses for the treatment of primary or metastatic malignant lesions of the kidney.

1.58        “Regulatory Approval” means (a) in the United States, approval by the United States Food and Drug Administration of an NDA or similar application for marketing approval, and satisfaction of all related applicable FDA registration and notification requirements, if any, or (b) in any other country, approval by Regulatory Authorities (including pricing and reimbursement approvals) having jurisdiction over such country of a single application or set of applications comparable to an NDA and satisfaction of all related applicable regulatory and notification requirements required for the marketing and sale of pharmaceuticals in such country.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

1.59        “Regulatory Authority” means the United States Food and Drug Administration, or any successor agency in the United States, or any Governmental Authority in any other country that is a counterpart to the FDA and has responsibility for granting registrations or other regulatory approval for the marketing, manufacture, storage, sale or use of drugs in such other country.

1.60        “Regulatory Files” means any Drug Master File, IND, NDA or any other filings filed with any Regulatory Authority with respect to the Oncology Program, the Non-Oncology Program or XL647 in the Field.

1.61        “sNDA” means a Supplemental New Drug Application to be filed with the United States Food and Drug Administration, or any equivalent application in jurisdictions outside the United States.

1.62        “Study Initiation” means the enrollment of the first patient in a Phase I Clinical Trial, Phase II Clinical Trial or Phase III Clinical Trial.

1.63        “Symphony Indemnified Party” has the meaning set forth in Section 12.1.

1.64        “Tangible Materials” means any tangible documentation, know-how, data, reports, records or other materials or information, whether written or electronic, that is Controlled by Symphony, embodying or related to the Licensed IP, Regulatory Files, XL647, the Oncology Program or the Non-Oncology Program, including, but not limited to, documentation, patent applications and invention disclosures.

1.65        “Third Party” means any Person other than a Party.

1.66        “Third Party Non-Oncology Contracts” has the meaning set forth in Section 3.5.

1.67        “Third Party Oncology Contracts” has the meaning set forth in Section 3.4.

1.68        “Trademarks” has the meaning set forth in Section 7.7.

1.69        “Valid Claim” means (i) a claim of an issued and unexpired patent which has not been held invalid in a final decision of a court of competent jurisdiction from which no appeal may be taken, and which has not been disclaimed, irrevocably abandoned or admitted to be invalid or unenforceable through reissue or disclaimer or otherwise, or (ii) a claim of a pending patent application that has not been cancelled, withdrawn or abandoned or been pending for more than seven (7) years.

1.70        “XL647” means:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

ARTICLE 2
LICENSE

2.1          Grant.  Subject to the terms and conditions of this Agreement, Symphony hereby grants Licensee a worldwide, exclusive (even as to Symphony), non-transferable (except as expressly provided herein), license under the Licensed IP (with the right to grant sublicenses as provided in Section 2.2) to make, have made, use, have used, sell, offer for sale, have sold, import, export, develop, and have developed Licensed Products in the Field.  For clarity, Symphony acknowledges and agrees that the right to “make, have made, use, have used, sell, offer for sale, have sold, import, export, develop, and have developed Licensed Products in the Field” includes the right to research, formulate, register, transport, distribute, promote, market and otherwise dispose of Licensed Products in the Field.

2.2          Sublicenses.  Licensee has the right to grant written sublicenses (in whole or in part and through one or more tiers of sublicensees) consistent in all respects with this Agreement, which sublicenses shall include, without limitation, a provision binding sublicensees to all terms hereof intended for the protection or benefit of Symphony (including without limitation that Symphony shall have the right to terminate such sublicense in the event that this Agreement is terminated pursuant to Section 7.2).  Licensee agrees to deliver to Symphony for informational purposes (and under an obligation of confidentiality) a true and correct copy of each sublicense granted by Licensee or any sublicensee and any modification or termination thereof within thirty (30) days after execution, modification or termination; provided, however, that Licensee may redact from such copy economic terms that are confidential and are not related to compliance with this Agreement as long as Licensee provides Symphony with all terms Symphony would reasonably deem necessary to insure that Licensee is meeting its obligations (including without limitation payment obligations) to Symphony under this Agreement.

2.3          No Implied Rights.  Only the license granted pursuant to the express terms of this Agreement is of any legal force or effect.  No other license rights are granted or created by implication, estoppel or otherwise.  All rights not explicitly granted hereunder are reserved.

2.4          Ownership; Right to Use.  Notwithstanding Section 2.1 above, the Parties acknowledge and agree that, as between the Parties, Symphony retains ownership of all Licensed IP.

ARTICLE 3
DELIVERY/TRANSFER

3.1          Oncology Program Regulatory Files.  Within a reasonable time after the Effective Date, and no later than *** days thereafter, Symphony and Licensee shall, at Licensee’s sole cost and expense, take all actions necessary to effectuate the assignment to Licensee or its designee of the sponsorship to the Regulatory Files with respect to the Oncology Program.  Symphony shall, at the reasonable request of Licensee and at Licensee’s expense, perform any acts that Licensee may reasonably deem necessary or desirable to evidence or confirm Licensee’s ownership interest in such Regulatory Files, including, but not limited to, making further written assignments in a form reasonably determined by Licensee.  Without limiting the license rights

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

granted under ARTICLE 2, the Parties understand and agree that the assignment of such Regulatory Files does not include an assignment of any Licensed IP.

3.2          Non-Oncology Program Regulatory Files.  Within a reasonable time after the Execution Date, and no later than ninety (90) days thereafter, Symphony and Licensee shall, at Licensee’s sole cost and expense, take all actions necessary to effectuate the assignment to Licensee or its designee of the sponsorship to the Regulatory Files with respect to the Non-Oncology Program.  Symphony shall, at the reasonable request of Licensee and at Licensee’s expense, perform any acts that Licensee may reasonably deem necessary or desirable to evidence or confirm Licensee’s ownership interest in such Regulatory Files, including, but not limited to, making further written assignments in a form reasonably determined by Licensee.  Without limiting the license rights granted under ARTICLE 2, the Parties understand and agree that the assignment of such Regulatory Files does not include an assignment of any Licensed IP.

3.3          Tangible Materials.  Within a reasonable time after the Effective Date, and no later than ninety (90) days thereafter, Symphony shall, at Licensee’s sole cost and expense, deliver to Licensee copies of all then-existing Tangible Materials related to the Oncology Field.  Within a reasonable time after the Execution Date, and no later than ninety (90) days thereafter, Symphony shall, at Licensee’s sole cost and expense, deliver to Licensee copies of all then-existing Tangible Materials related to the Non-Oncology Field that are not already in the possession of Licensee.

3.4          Third Party Oncology Contracts.  Symphony shall, during the ninety (90) day period following the Effective Date, at Licensee’s sole cost and expense, use commercially reasonable efforts to (i) transfer to Licensee any Third Party contracts listed in Schedule 3.4 (the “Third Party Oncology Contracts”), or (ii) assist Licensee in establishing an independent contractual relationship with such Third Parties.  Licensee shall not assume or be responsible for any liabilities or obligations of Symphony under any Third Party Oncology Contracts that arose thereunder, or relate to periods, prior to the Effective Date (which liabilities and obligations shall be retained by and shall remain the sole responsibility and obligation of Symphony), but Licensee shall be responsible for all liabilities and obligations related to all Third Party Oncology Contracts arising thereunder, or relating to periods, on or after the Effective Date, regardless of whether such Third Party Oncology Contracts are transferred to Licensee.

3.5          Third Party Non-Oncology Contracts.  Symphony shall, during the ninety (90) day period following the Execution Date, at Licensee’s sole cost and expense, use commercially reasonable efforts to (i) transfer to Licensee any Third Party contracts listed in Schedule 3.5 (the “Third Party Non-Oncology Contracts”), or (ii) assist Licensee in establishing an independent contractual relationship with such Third Parties.  Licensee shall not assume or be responsible for any liabilities or obligations of Symphony under any Third Party Non-Oncology Contracts that arose thereunder, or relate to periods, prior to the Execution Date (which liabilities and obligations shall, as between the Parties, be retained by and shall remain the sole responsibility and obligation of, Symphony), but Licensee shall be responsible for all liabilities and obligations related to all Third Party Non-Oncology Contracts arising thereunder, or relating to periods, on or after the Effective Date, regardless of whether such Third Party Non-Oncology Contracts are transferred to Licensee.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

3.6          Oncology Program Transfer, Responsibilities and Interim Program Management.  To the extent not otherwise provided in this Agreement, the Parties shall cooperate to fully transition the Oncology Program and all related activities to Licensee or its designee (the “Oncology Program Transfer”) within one hundred twenty (120) days after the Effective Date (the “Oncology Program Transfer Period”).  Notwithstanding the foregoing, Licensee acknowledges and agrees that, subsequent to the Effective Date, it is and shall be solely responsible for the Oncology Program and all related activities, liabilities and obligations, including without limitation the active, ongoing development, clinical and regulatory activities and obligations related to Licensed Products in the Oncology Field that, as of the Effective Date, are being conducted and/or managed by or on behalf of Symphony (including by RRD International, LLC) (the “Ongoing Oncology Program Activities”).  Symphony shall be responsible for the Oncology Program and all related activities, liabilities and obligations arising, or relating to periods, prior to the Effective Date, including without limitation development, clinical and regulatory activities and obligations related to Licensed Products in the Oncology Field arising, or relating to periods, prior to the Effective Date.  During the Oncology Program Transfer Period, Symphony shall, on behalf of Licensee and at Licensee’s sole cost and expense, continue to conduct and/or manage (and/or have conducted and/or managed) the Oncology Program and all Ongoing Oncology Program Activities, consistent with past practice, to the extent that the Oncology Program and such Ongoing Oncology Program Activities have not been transferred to Licensee or its designee.

3.7          Non-Oncology Program Transfer, Responsibilities and Interim Program Management.  To the extent not otherwise provided in this Agreement, the Parties shall cooperate to fully transition the Non-Oncology Program and all related activities to Licensee or its designee (the “Non-Oncology Program Transfer”) within one hundred twenty (120) days after the Execution Date (the “Non-Oncology Program Transfer Period”).  Notwithstanding the foregoing, Licensee acknowledges and agrees that, subsequent to the Execution Date, it is and shall be solely responsible for the Non-Oncology Program and all related activities, liabilities and obligations, including without limitation the active, ongoing development, clinical and regulatory activities and obligations related to Licensed Products in the Non-Oncology Field that, prior to the Execution Date, had been conducted and/or managed by or on behalf of Symphony or its former licensees (including by RRD International, LLC) (the “Ongoing Non-Oncology Program Activities”).  Symphony shall be responsible for the Non-Oncology Program and all related activities, liabilities and obligations arising, or relating to periods, prior to the Execution Date, including without limitation development, clinical and regulatory activities and obligations related to Licensed Products in the Non-Oncology Field arising, or relating to periods, prior to the Execution Date.  During the Non-Oncology Program Transfer Period, Symphony shall, on behalf of Licensee and at Licensee’s sole cost and expense, continue to conduct and/or manage (and/or have conducted and/or managed) the Non-Oncology Program and all Ongoing Non-Oncology Program Activities, consistent with past practice, to the extent that the Non-Oncology Program and such Ongoing Non-Oncology Program Activities have not been transferred to Licensee or its designee.

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ARTICLE 4
CONSIDERATION

4.1          Initial Fee.  On the Effective Date, Licensee shall pay Symphony an initial non-refundable fee of ***.

4.2          Oncology Milestone Payments.

4.2.1       Initial Fee.  On or before June 30, 2011, Licensee shall pay Symphony a non-refundable fee of ***.

4.2.2       September 2011 Fee.  On or before ***, Licensee shall pay Symphony a non-refundable fee of ***.

4.2.3       Development Milestones.  Within *** days following the first achievement by Licensee of each of the following milestones with respect to any Licensed Product, Licensee shall provide Symphony with written notice of such achievement and shall pay Symphony the applicable payments below:

Event	Payment
1. The *** of an *** for a *** in the *** of a *** in ***	***
2. The *** of an *** for a *** in the *** of a *** in ***	***
3. The *** of an *** for a *** in the *** of a *** in ***	***
4. *** of *** for a *** in the *** of a *** in ***	***
5. *** of *** for a *** in the *** of a *** in the ***	***
6. *** of *** for a *** in the *** of a *** in ***	***
7. The *** of an *** for a *** in the *** of a *** in ***	***
8. The *** of an *** for a *** in the *** of a *** in ***	***
9. The *** of an *** for a *** in the *** of a *** in ***	***
10. *** of *** for a *** in the *** of a *** in ***	***
11. *** of *** for a *** in the *** of a *** in the ***	***
12. *** of *** for a *** in the *** of a *** in ***	***
13. The *** of an *** for *** in the *** of a *** in ***	***
14. The *** of an *** for *** in the *** of a *** in ***	***
15. The *** of an *** for *** in the *** of a *** in ***	***
16. *** of *** for *** in the *** of a *** in ***	***
17. *** of *** for *** in the *** of a *** in the ***	***
18. *** of *** for *** in the *** of a *** in ***	***

4.2.4       Sales Milestones.  Within *** days following the first achievement by Licensee of each of the following milestones with respect to any Licensed Product, Licensee shall provide Symphony with written notice of such achievement and shall pay Symphony the applicable payments below:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Event	Payment
1. *** of all *** in the *** or *** ***	***
2. *** of all *** in the *** or *** ***	***
3. *** of all *** in the *** or *** ***	***
4. *** of all *** in the *** or *** ***	***

For the avoidance of doubt, more than one of the foregoing milestones may occur in any given calendar year.  For illustrative purposes only, in the event that Annual Net Worldwide Sales of all Licensed Products in the Oncology Field reaches $*** by March 15th of a given calendar year, then Symphony shall be entitled to a milestone payment of $*** within *** (***) days thereafter; and, in the event that Annual Net Worldwide Sales of all Licensed Products in the Oncology Field reaches $*** on October 15th of the same calendar year, Symphony shall be entitled to the milestone payment of $*** within *** days thereafter.

For the further avoidance of doubt, (i) each of the milestone payments set forth in this Section 4.2.4 shall be payable only once upon the initial achievement of the applicable milestone event, (ii) no amounts shall be due under this Section 4.2.4 for subsequent or repeated achievement of such milestone event and (iii) for the purposes of this Section 4.2.4, any modified, improved or “next generation” Licensed Product shall be considered the same Licensed Product as the original Licensed Product, regardless of product name or trademark.

4.3          Non-Oncology Milestone Payments.

4.3.1       Initial Fee.  On the Execution Date, Licensee shall pay Symphony a non-refundable fee of *** ($***).

4.3.2       December 2011 Fee.  On or before December 31, 2011, Licensee shall pay Symphony a non-refundable fee of *** ($***).

4.3.3       Development Fee.  No later than the earlier of (i) *** months following Study Initiation of any Phase III Clinical Trial of a Licensed Product in the Non-Oncology Field or (ii) *** days following Licensee entering into a written agreement with any non-Affiliate Third Party (including any sublicense granted pursuant to U) that grants any such Third Party any right or contingent right to commercialize any Licensed Products in the Non-Oncology Field (or any portion thereof), Licensee shall pay Symphony a non-refundable fee of *** ($***) (the “Development Fee”).  In addition, Licensee shall promptly, but in no event later than *** days thereafter, provide Symphony with written notice of (i) Study Initiation of any Phase III Clinical Trial, or (ii) Licensee entering into a written agreement with any non-Affiliate Third Party, in each case that obligates Licensee to pay the Development Fee pursuant to the immediately preceding sentence.  Notwithstanding the initial sentence of this Section 4.3.4, if any Phase III Clinical Trial that obligates Licensee to pay the Development Fee pursuant to the initial

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sentence of this Section 4.3.4 is discontinued prior to the actual payment thereof by Licensee (within the prescribed time period), then no Development Fee payment will be due with respect to such discontinued Phase III Clinical Trial; provided, however, that the reinstitution or recommencement of such discontinued Phase III Clinical Trial or Study Initiation of any other Phase III Clinical Trial of a Licensed Product in the Non-Oncology Field shall once again obligate Licensee to pay the Development Fee (within the prescribed time period).  Once paid to Symphony, the Development Fee is non-refundable.

4.3.4       Development Milestones.  Within *** days following each achievement by Licensee of each of the following milestones with respect to any Licensed Product, Licensee shall provide Symphony with written notice of such achievement and shall pay Symphony the applicable payments below:

Event	Payment
1. *** of *** for each *** in the *** of a *** in ***	***
2. *** of *** for each *** in the *** of a *** in ***	***
3. *** of *** for each *** in the *** of a *** in ***	***
4. *** of *** for each *** in the *** of a *** in ***	***

4.3.5       Sales Milestones.  Within *** days following the achievement by Licensee of each of the following milestones with respect to Licensed Products in the Non-Oncology Field, Licensee shall provide Symphony with written notice of such achievement and shall pay Symphony the applicable payments below:

Event	Payment
1. *** of all *** in the *** or ***	***
2. *** of all *** in the *** or ***	***
3. *** of all *** in the *** or ***	***

For the avoidance of doubt, (i) each of the milestone payments set forth in this Section 4.3.5  shall be payable only once upon the initial achievement of the applicable milestone event, (ii) no amounts shall be due under this Section 4.3.5 for subsequent or repeated achievement of such milestone event and (iii) for the purposes of this Section 4.3.5, any modified, improved or “next generation” Licensed Product shall be considered the same Licensed Product as the original Licensed Product, regardless of product name or trademark.

4.4          Royalties.

4.4.1       Percentage.  Commencing on the First Commercial Sale of any Licensed Product and ending upon the expiration of the royalty term set forth in Section 4.4.2, within *** days following the end of each calendar quarter,

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Licensee shall pay royalties on the Annual Net Worldwide Sales of Licensed Products in an amount equal to the applicable percentages set forth below:

Royalty Payable
Annual Net Worldwide Sales	Oncology Field	Non-Oncology Field
$***	***	***
> $***	***	***
> $***	***	***

For example, if the Annual Net Worldwide Sales of all Licensed Products in the Oncology Field for a given calendar year are $*** and the Annual Net Worldwide Sales of all Licensed Products in the Non-Oncology Field are $*** (i.e. the Annual Net Worldwide Sales of all Licensed Products are $***) then the royalty payable to Symphony on such Annual Net Worldwide Sales under this Section 4.4.1 for that calendar year would be $***, calculated as follows:  ((***% x $***) + (***% x $***) + (***% x $***)) + (***% x $***).

4.4.2       Royalty Term.  Royalties due under this Section 4.4 shall be payable on a country-by-country and Licensed Product-by-Licensed Product basis until the expiration of the last-to-expire Valid Claim of any Licensed Patent covering such Licensed Product in such country.

4.4.3       No Multiple Royalties.  No multiple royalties shall be payable because any Licensed Product, its manufacture, use, lease, sale or import is or shall be covered by more than one Licensed Patent.

4.4.4       Adjustments for Third Party Licenses.  To the extent that, subsequent to the Effective Date, Licensee is reasonably required to obtain licenses to issued non-Affiliate Third-Party patents or other intellectual property that dominates the Licensed Patents, in order to make, have made, sell, offer for sale, have sold, import and export XL647 in the Field in a particular country in order to avoid infringing such Third-Party intellectual property, Licensee may deduct from the running royalty due to Symphony for that country the amounts actually paid to license such Third-Party patents or intellectual property; provided, however, that the application of such deductions shall not (either singly or in the aggregate) reduce the royalty otherwise payable to Symphony for such country under Section 4.4.1 by more than (***%) in any given calendar quarter.  For clarity, Licensee shall have no right to make any deductions pursuant to this Section 4.4.4 in respect of any license related to formulation or drug-delivery technologies or methods.

4.4.5       Adjustments for Competing Products.  In the event that, in any country, a Licensed Product is covered only by a pending patent application(s) within the Licensed Patents (and not by any issued patent included in the Licensed Patents), and if Licensee can demonstrate that a Third Party (other than an Affiliate of Licensee) is selling a competing product having at least a (***%) market share in

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such country, which competing product would infringe one or more claims of such pending patent application if issued as a patent included in the Licensed Patents, then the royalties payable hereunder with respect to such Licensed Product in such country shall be reduced by (***%) during the period before the patent is issued.

4.5          Call Option.  Commencing on the Effective Date and ending on December 31, 2013, Licensee, in its sole discretion, shall have the right to purchase, according to the following schedules, all of the future economic obligations owed to Symphony pursuant to Sections 4.2, and 4.3 of this Agreement with respect to Licensed Products in the Oncology Field and/or the Non-Oncology Field:

Licensed Products in the Oncology Field:

Calendar Year of Purchase	Payment
2011	$	***
2012	$	***
2013	$	***

Licensed Products in the Non-Oncology Field:

Calendar Year of Purchase	Payment
2011	$	***
2012	$	***
2013	$	***

4.6          Existing Third Party Licenses.  Except with respect to the Third Party Oncology Contracts and Third Party Non-Oncology Contracts, Symphony shall remain responsible for the payment of royalties and other payment obligations, if any, due to Third Parties under any Licensed IP which has been licensed to Symphony and is sublicensed to Licensee hereunder, including without limitation any payments due under existing Third Party license agreements.

4.7          Projections.  Without limiting Licensee’s diligence obligations with respect to Licensed Products (including Sections 7.1, 7.2 and 7.3), Symphony and Licensee acknowledge and agree that nothing in this Agreement shall be construed as representing an estimate or projection of anticipated sales of any Licensed Product, and that the milestones and Net Sales levels set forth in Sections 4.2, 4.3 and 4.4 or elsewhere in this Agreement or that have otherwise been discussed by the Parties are merely intended to define the milestone payments and royalty obligations to Symphony in the event such milestones and/or Net Sales levels are achieved.  NEITHER SYMPHONY NOR LICENSEE MAKES ANY REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, THAT LICENSEE WILL BE ABLE TO SUCCESSFULLY COMMERCIALIZE ANY LICENSED PRODUCT OR, IF

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COMMERCIALIZED, THAT ANY PARTICULAR NET SALES LEVEL OF SUCH LICENSED PRODUCT WILL BE ACHIEVED.

ARTICLE 5
PAYMENTS

5.1          Timing.  Except as otherwise provided in this Agreement, Licensee shall make all milestone, royalty and other payments that are due within *** days after the occurrence of the applicable event, the end of the applicable period, or the receipt of an invoice from Symphony.

5.2          Mode of Payment; Currency Conversion.  As used in this Agreement, all references to “U.S. dollars,” “US$,” “dollars” and “$” are to the legal currency of the United States, and Licensee shall make all payments required under this Agreement by wire transfer in immediately available funds to an account designated by Symphony, in U.S. dollars.  All calculations of Net Sales, Annual Net Asian Sales, Annual Net European Sales, Annual Net North American Sales and Annual Net Worldwide Sales to determine the payment of sales milestones and royalties due hereunder shall first be determined in the currency of the country in which the Licensed Products in question were sold and then converted into equivalent U.S. dollars.  Such conversion shall be made at the exchange rate published in The Wall Street Journal, U.S. Eastern Edition, on the date of the occurrence of the applicable event or, as applicable, on the last Business Day of the period to which such payment pertains.

5.3          Taxes.  Symphony shall bear any and all taxes levied on account of any payment received by Symphony under this Agreement.  In the event that Licensee is required, under Applicable Laws, to withhold any deduction or tax from any payment due to Symphony under this Agreement, such amount shall be deducted from the payment to be made by Licensee and paid to the proper taxing authority; provided, however, that Licensee shall take reasonable and lawful actions to avoid and minimize such withholding and promptly notify Symphony so that Symphony may take lawful actions to avoid and minimize such withholding.  Licensee shall promptly furnish Symphony with copies of any tax certificate or other documentation evidencing such withholding as necessary to satisfy the requirements of the relevant Governmental Authority related to any application by Symphony for foreign tax credit for such payment.  Each Party agrees to cooperate with the other Party in claiming exemptions from such deductions or withholdings under any agreement or treaty from time to time in effect.

5.4          Interest.  Any amount owed by Licensee hereunder that is not paid by the date that such amount is due to be paid under this Agreement shall accrue interest from the date that it first became due and payable until the date that it is paid at the rate of (***%) over *** day LIBOR as reported in The Wall Street Journal, U.S. Eastern Edition.

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ARTICLE 6
ROYALTY REPORTS AND RECORDS

6.1          Royalty Reports.

6.1.1       Frequency of Reports.

(a)           Upon First Commercial Sale.  Licensee shall report to Symphony the date of the First Commercial Sale of each Licensed Product within *** Business Days of occurrence in each country.

(b)           After First Commercial Sale.  After the First Commercial Sale of a Licensed Product in any country, Licensee shall deliver reports to Symphony within *** days after the end of each calendar quarter, containing information concerning the immediately preceding calendar quarter, as further described in Section 6.1.2.

6.1.2       Content of Reports.  Each report delivered by Licensee to Symphony shall contain in reasonable detail the calculation of the royalties payable to Symphony for the immediately preceding calendar quarter, including at least the following information:

(a)           the number of Licensed Products sold or distributed by Licensee, its Affiliates and sublicensees to Third Parties in each country;

(b)           the gross price charged by Licensee, its Affiliates and sublicensees for each Licensed Product;

(c)           calculation of Net Sales for each Licensed Product for the applicable calendar quarter in each country, including a listing of applicable deductions;

(d)           total royalty payable on Net Sales of each Licensed Product in U.S. dollars, together with the exchange rates used for conversion;

(e)           the number of sublicenses entered into for the Licensed IP and/or Licensed Products; and

(f)            reference to the case numbers and patent numbers which cover the actual Licensed Products sold, so that Symphony can appropriately attribute royalties to particular Licensed Patents.

If no amounts are due to Symphony for any calendar quarter, the report shall so state.

6.2          Records Retention; Audit.  Licensee, its Affiliates and its sublicensees shall keep and maintain complete and accurate records relating to the rights and obligations under this Agreement and the Net Sales, Annual Net Asian Sales, Annual Net European Sales, Annual Net North American Sales and Annual Net Worldwide Sales of Licensed Products for a period of *** calendar years after the year to which they pertain, and in sufficient detail to permit Symphony to confirm the accuracy of sales milestone and royalty payments due, any reports delivered to Symphony and compliance in other respects with this Agreement.  At the request and expense (except as provided below) of Symphony, Licensee, its Affiliates and its sublicensees shall permit an independent accounting firm of national recognition to examine such records and all other materials relating to or relevant to Net Sales, Annual Net Asian Sales,

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Annual Net European Sales, Annual Net North American Sales, Annual Net Worldwide Sales or compliance in other respects with this Agreement.  If, as a result of any inspection of the books and records of Licensee, its Affiliates or its sublicensees, it is shown that Licensee’s royalty payments under this Agreement were less than the amount which should have been paid, or that a sales milestone payment should have been paid or should have been paid earlier, then Licensee shall make all payments required to eliminate any discrepancy revealed by said inspection in accordance with Section 5.1, plus interest thereon pursuant to Section 5.4.  Such interest shall be calculated from the date such underpaid amount was due until the date such underpaid amount is actually paid.  In addition, if such underpaid amount is in excess of (***%) of the amount that actually should have been paid by Licensee, then Licensee shall reimburse Symphony for the reasonable cost of such audit.  In the event of an overpayment, such amounts shall be deducted from Symphony’s royalties until fully credited.

ARTICLE 7
DUE DILIGENCE

7.1          Diligence Efforts.  Licensee shall (and shall require its sublicensees to) use Commercially Reasonable Efforts to, as promptly as is reasonably commercially feasible, (i) develop and commercialize one or more Licensed Products in each of the Oncology Field and the Non-Oncology Field, (ii) commence and continue preclinical studies and clinical trials of Licensed Products in each of the Oncology Field and the Non-Oncology Field in the United States and such other worldwide markets as Licensee elects to commercialize the Licensed Products, (iii) obtain such approvals as may be necessary for the sale of Licensed Products in each of the Oncology Field and the Non-Oncology Field in the United States and such other worldwide markets as Licensee elects to commercialize the Licensed Products, and (iv) fulfill market demand and achieve maximum sales of Licensed Products in each of the Oncology Field and the Non-Oncology Field in the United States and such other worldwide markets as Licensee elects to commercialize the Licensed Products.  Without limiting the generality of the foregoing, Licensee shall commence and complete the following as promptly as is reasonably commercially feasible:

Diligence Requirements

1.              The following Phase III Clinical Trial of a Licensed Product in the Oncology Field:  A multi-center Phase III Double-blind, Randomized and Controlled Clinical Trial of XL647 versus Erlotinib in subjects with non-small cell lung cancer that have progressed after first line or second line chemotherapy.  The primary endpoint of this trial will be median overall survival assessed by the number of endpoints (deaths) that occur in order to give 80% power to detect an approximate 2.8 month increase in survival with 95% sensitivity.  This trial will enroll all second and third line NSCLC patients, which is the group for which Erlotinib (Tarceva) was licensed in 2005 and will be a global trial carried out in both Europe and the United States.

2.              A Phase II Clinical Trial of a Licensed Product in the PKD Field.

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7.2          Diligence Milestones; Reversion.

7.2.1       Oncology Field.  If Study Initiation of the Phase III Clinical Trial in the Oncology Field referenced in Section 7.1 does not occur by December 31, 2011, then (i) Licensee shall pay Symphony a non-refundable fee equal to *** less any amounts actually paid by Licensee to Symphony pursuant to Section 4.2.1 and Section 4.2.2 and (ii) Symphony shall have the right to terminate this Agreement with respect to the Oncology Field, effective immediately.

7.2.2       Non-Oncology Field.  If Study Initiation of the Phase II Clinical Trial in the PKD Field referenced in Section 7.1 does not occur by December 31, 2012, then (i) Licensee shall pay Symphony a non-refundable fee equal to *** and (ii) Symphony shall have the right to terminate this Agreement with respect to the Non-Oncology Field, effective immediately.

7.3          Lack of Diligence as Material Breach.  If Licensee materially fails to fulfill its obligations under Section 7.1 in either the Oncology Field or the Non-Oncology Field, then Symphony may treat such failure as a material breach with respect to such Field in accordance with Section 13.4.1.  Without limiting the foregoing, the Parties agree that Licensee shall automatically be deemed to have materially failed to fulfill its obligations under Section 7.1 with respect to the Oncology Field or the Non-Oncology Field, as applicable, if, beginning on the first anniversary of the Effective Date (with respect to the Oncology Field) or the Execution Date (with respect to the Non-Oncology Field), during any subsequent *** month period prior to Regulatory Approval of a Licensed Product for use in each of the Oncology Field and the Non-Oncology Field, as applicable, Licensee or its sublicensees fail to (i) commence or actively continue Phase I Clinical Trials, Phase II Clinical Trials or Phase III Clinical Trials of Licensed Products in the Oncology Field and the Non-Oncology Field, as applicable, (ii) actively prepare, file or have under active review an NDA related to Licensed Products in the Oncology Field and the Non-Oncology Field, as applicable, or (iii) obtain Regulatory Approval for the sale of Licensed Products in the Oncology Field and the Non-Oncology Field, as applicable.

7.4          Diligence Reports.  As Symphony may request from time to time, Licensee shall keep Symphony informed as to Licensee’s progress in developing and commercializing Licensed Products under this Agreement.  Without limiting the generality of the foregoing, Licensee shall deliver quarterly reports to Symphony, within *** Business Days after the end of each calendar quarter, containing reasonably detailed information concerning (i) Licensee’s (and, as applicable, its sublicensees’) progress with respect to the development and commercialization of Licensed Products during the immediately preceding calendar quarter and (ii) what progress Licensee expects to make during the next *** months.  Such report shall include at least the following information:  (i) a list of all active and closed Phase I Clinical Trials, Phase II Clinical Trials and Phase III Clinical Trials of Licensed Products in each of the Oncology Field and the Non-Oncology Field and the anticipated timing for any results, (ii) a list of all anticipated Phase I Clinical Trials, Phase II Clinical Trials and Phase III Clinical Trials of Licensed Products in each of the Oncology Field and the Non-Oncology Field and the anticipated timing thereof, (iii) a list of planned Regulatory Filings and Regulatory Approvals and the anticipated timing of such filings and approvals, (iv) the current status and anticipated timetable for all commercial launches of Licensed Products in each of the Oncology Field and the Non-Oncology Field, (v) a

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reasonably detailed listing and description of all other material efforts being made and anticipated to be made to develop and commercialize Licensed Products in each of the Oncology Field and the Non-Oncology Field.

7.5          Control and Ownership of Regulatory Filings.  Licensee shall have sole discretion, control and responsibility to draft, prepare, submit and file, at its own cost and expense, all Regulatory Files with respect to Licensed Products in the Field.  All such Regulatory Files shall be in the name of, and be owned solely by, Licensee.  In addition, Licensee shall have sole control and responsibility in the conduct of all pricing and reimbursement approval proceedings related to Licensed Products in the Field.

7.6          Foreign Registration.  Licensee agrees to register this Agreement with any foreign Governmental Authority which requires such registration, and Licensee shall pay all costs and legal fees in connection therewith.

7.7          Trademarks.  Subject to Section 7.8 and Section 7.10, Licensee shall have the right to market the Licensed Products under trademarks selected by Licensee (collectively, the “Trademarks”).  Licensee shall own all right, title and interest in and to such Trademarks and shall bear all costs and expenses of registering, and maintaining the registration of, such Trademarks.

7.8          Use of Symphony’s Name; Publicity.  Licensee shall have no right to use any trademark owned or used by (or confusingly similar to any trademark owned or used by) Symphony without Symphony’s prior written consent.  Neither Party shall have the right to publicize this Agreement or its relationship with the other Party without the other Party’s prior written approval, except as may be required to comply with Applicable Laws (in which event, the publicizing Party shall provide the other Party with an opportunity to review and comment on any such materials and the publicizing Party shall not unreasonably refuse to accept any comments made by the other Party).

7.9          Patent Marking.  Licensee agrees to mark all Licensed Products sold pursuant to this Agreement in accordance with the applicable statute or regulations relating to patent marking in the country or countries of manufacture and sale thereof.

7.10        Preventing Off-Label Uses.

7.10.1     Commercially Reasonable Efforts.  Licensee shall use Commercially Reasonable Efforts to minimize and prevent Off-label Uses.  Such efforts shall include, without limitation, establishing, coordinating and maintaining, to the extent commercially practicable, clearly differentiated dosage forms and branding and marketing strategies.

7.10.2     Prohibitions.  In furtherance of Section 7.10.1, neither Licensee nor any of its sublicensees shall, directly or indirectly with any Third Party, with respect to any Licensed Product (i) market or promote any Licensed Product for use in any field other than the field for which Regulatory Approval has been obtained or (ii) publish, distribute or otherwise disseminate (including verbally) any information

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postulating, encouraging or suggesting that any Licensed Product could have uses in any field other than the field for which Regulatory Approval has been obtained.

ARTICLE 8
CONFIDENTIAL INFORMATION

8.1          Confidentiality, Permitted Use and Disclosure.  Each Party shall and shall cause its Affiliates, licensees and sublicensees to:

8.1.1       keep all Confidential Information disclosed to it by the other Party or such other Party’s Affiliates, licensees or sublicensees in strictest confidence;

8.1.2       not directly or indirectly duplicate, use or permit the use of any Confidential Information of the other Party or such other Party’s Affiliates, licensees or sublicensees, except as reasonably required to accomplish the purpose of the disclosure of the Confidential Information or to exercise rights granted hereunder; and

8.1.3       not directly or indirectly disclose any Confidential Information disclosed to it by the other Party or such other Party’s Affiliates, licensees or sublicensees, other than to employees or agents of the receiving Party, Affiliate, licensee or sublicensee who reasonably require knowledge of such Confidential Information to accomplish the purpose of the disclosure of the Confidential Information.  The receiving Party, Affiliate, licensee or sublicensee shall ensure that each such employee and agent maintains in strictest confidence all Confidential Information disclosed to such employee or agent.

8.2          Property of Disclosing Party; Return of Information.  Confidential Information of a disclosing Party, Affiliate, licensee or sublicensee and all embodiments and expressions of such Confidential Information, including, without limitation, all reports, notes, reprints, descriptions, copies and summaries thereof, shall be and remain the property of the disclosing Party, Affiliate, licensee or sublicensee at all times, and, to the extent in the possession of a receiving Party, Affiliate, licensee or sub licensee or under its control, shall be returned to the disclosing Party, Affiliate, licensee or sublicensee upon the request of the disclosing Party, Affiliate, licensee or sublicensee except for a single copy that may be retained in the legal department of the receiving Party, Affiliate, licensee or sublicensee for record keeping purposes only.

8.3          Exclusion.  The receiving Party, Affiliate, licensee or sublicensee shall not be liable for the disclosure or use of any Confidential Information of a disclosing Party, Affiliate, licensee or sublicensee which was:

8.3.1       at the time of disclosure by the disclosing Party, Affiliate, licensee or sublicensee to the receiving Party, Affiliate, licensee or sublicensee, in the possession of the receiving Party, Affiliate, licensee or sublicensee as shown by contemporaneous written records of the receiving Party, Affiliate, licensee or sublicensee, not as a result of any unauthorized act or omission on the part of the receiving Party, Affiliate, licensee or sublicensee or any Third Party;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

8.3.2       at the time of use by the receiving Party, Affiliate, licensee or sublicensee, independently developed by the receiving Party, Affiliate, licensee or sublicensee without reference to or reliance on information from the disclosing Party, Affiliate, licensee or sublicensee;

8.3.3       required to be disclosed by law so long as the disclosing Party, Affiliate, licensee or sublicensee is promptly given prior written notice of the required disclosure; or

8.3.4       is (at the time of disclosure) or becomes (after the time of disclosure) known to the public or part of the public domain through no breach of this Agreement by the recipient Party or its Affiliates.

8.4          Authorized Disclosures.  In addition to disclosures allowed under Section 8.3, each Party may disclose Confidential Information belonging to the other Party to the extent such disclosure is necessary in the following instances:  (i) filing or prosecuting Licensed Patents as permitted by this Agreement; (ii) regulatory filings for Licensed Products such Party has a license or right to develop hereunder; (iii) prosecuting or defending litigation as permitted by this Agreement; and (iv) disclosure to consultants, investors, bankers, lawyers, accountants, agents or other Third Parties in connection with due diligence or similar investigations by such Third Parties, provided, in each case, that any such consultant, investor, banker, lawyer, accountant, agent or Third Party is bound to maintain the confidentiality of the Confidential Information in a manner no less protective of such Confidential Information as the confidentiality provisions of this Agreement.

ARTICLE 9
REPRESENTATIONS AND WARRANTIES

9.1          Mutual Representations and Warranties.  Each Party represents and warrants to the other Party that:

9.1.1       it has the power and authority to execute and deliver this Agreement and to perform the acts required of it hereunder,

9.1.2       the execution, delivery and performance of this Agreement by such Party has been duly authorized by all requisite corporate action, and this Agreement constitutes such Party’s legal, valid and binding obligation enforceable against it in accordance with its terms, and

9.1.3       the execution, delivery and performance of this Agreement does not and will not, as of the Effective Date, (i) violate, conflict with or result in the breach of any provision of its certificate of incorporation, operating agreement or by laws, (ii) violate any Applicable Law, or (iii) result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, or require any consent under any contract, agreement or arrangement by which it is bound.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

9.2          Licensee Representations and Warranties.  Licensee represents and warrants to Symphony that it will have on hand when due under this Agreement sufficient cash or cash equivalents to satisfy the payment obligations set forth in Section 7.2.

9.3          Symphony Representations and Warranties.  Symphony represents and warrants to Licensee that, as of the Effective Date:

9.3.1       it is the owner of all right, title, and interest in and to (i) all of the Licensed Patents listed on Schedule 1.30 and (ii) the Regulatory Files listed on Schedule 9.3.1;

9.3.2       to the Knowledge of Symphony, no Third Party is engaging in any activity that infringes or misappropriates the Licensed IP;

9.3.3       to the Knowledge of Symphony (i) no element of the Licensed IP has been adjudged invalid or unenforceable in whole or part, and (ii) the issued patents included among the Licensed Patents listed on Schedule 1.30 constitute all of the issued patents within the Patent Rights and are valid and enforceable;

9.3.4       no actions or claims have been asserted in writing or are pending or, to the Knowledge of Symphony, have been threatened, against Symphony alleging that the manufacture, use or sale of XL647 misappropriates or infringes the intellectual property rights of any Third Party;

9.3.5       to the Knowledge of Symphony, the manufacture, use or sale of XL647 by Licensee (or its sublicensees) in strict accordance with the licenses herein and other terms of this Agreement will not misappropriate or infringe the intellectual property rights of any Third Party; provided, however, that notwithstanding anything in this Agreement to the contrary, Symphony makes no representation or warranty that any process or method used or employed in connection with the manufacture, use or sale of XL647 or any Licensed Product will not misappropriate or infringe the intellectual property rights of any Third Party or result in a breach of any Third Party license agreement to which Symphony is a party;

9.3.6       Symphony is not in material default under any Third Party license agreement relating in any respect to the Licensed IP nor to Symphony’s Knowledge, is any other party to any such Third Party license agreement and each such license agreement is in full force and effect as of the date hereof;

9.3.7       Symphony has the right to grant to Licensee the licenses that it purports to grant hereunder and to assign the Regulatory Filings to Licensee hereunder;

9.3.8       Symphony has the right to use and disclose and to enable Licensee to use and disclose (in each case under appropriate conditions of confidentiality) the Licensed Know-How free, to the Knowledge of Symphony, from Encumbrances (other than Encumbrances imposed by this Agreement); and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

9.3.9       no Affiliate of Symphony owns any intellectual property currently contemplated by Symphony or the applicable Affiliate of Symphony to be used in connection with the manufacture, use, sale, importation, exportation or development of Licensed Products in the Field.

9.4          Disclaimer.  Nothing in this Agreement is or shall be construed as:

9.4.1       an obligation to bring or prosecute actions or suits against Third Parties for infringement or misappropriation of any of the Licensed IP; or

9.4.2       granting by implication, estoppel, or otherwise any licenses or rights under patents or other rights of Symphony or Third Parties other than as provided in ARTICLE 2, regardless of whether such patents or other rights are dominant or subordinate to any patent within the Licensed IP.

9.5          No Other Warranties.  EXCEPT AS EXPRESSLY SET FORTH IN SECTION  9.1, SYMPHONY MAKES NO WARRANTIES OR REPRESENTATIONS OF ANY KIND, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, BY STATUE OR OTHERWISE, AND THE LICENSED IP, LICENSED PRODUCTS (AND THE COMPOUNDS THEREIN), TANGIBLE MATERIALS AND REGULATORY FILES ARE PROVIDED “AS IS” WITH NO REPRESENTATIONS OR WARRANTIES OF ANY KIND.  SYMPHONY EXPRESSLY DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY WARRANTIES OF MERCHANTABILITY, FITNESS FOR PARTICULAR PURPOSE, OR NON-INFRINGEMENT.  SYMPHONY DOES NOT WARRANT THE PERFORMANCE OF ANY PRODUCT (OR THE COMPOUND(S) THEREIN), INCLUDING THEIR SAFETY, EFFECTIVENESS OR COMMERCIAL VIABILITY.

ARTICLE 10
INTELLECTUAL PROPERTY OWNERSHIP AND PROSECUTION

10.1        Ownership.

10.1.1     Licensed IP.  The Parties acknowledge and agree that, as between Symphony and Licensee, Symphony or its licensors are the owner of all right, title and interest in and to the Licensed IP.

10.1.2     Licensee XL647 IP.  The Parties acknowledge and agree that, as between Symphony and Licensee, Licensee or its licensors are the owner of all right, title and interest in and to all Licensee XL647 IP.

10.2        Prosecution and Maintenance of Patents.

10.2.1     Prosecution and Maintenance.  As between Symphony and Licensee, Licensee shall have the sole responsibility to prepare, file, prosecute and maintain (i) the Licensed Patents (in the name of Symphony) and (ii) patents and patent applications related to the Licensee XL647 IP (in the name of Licensee) for which, as between Licensee and its licensors, Licensee has patent prosecution and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

maintenance rights at such time.  Licensee shall provide Symphony with an update and the details regarding the filing, prosecution and maintenance status for each such patent and patent application upon request and/or promptly following the end of each calendar quarter.  Licensee shall provide Symphony with drafts of all proposed filings (including without limitation the initial application as well as any material correspondence with any Third Parties related to any filings) in a manner that allows Symphony a reasonable opportunity for review and comment before such filings are made or due.  Licensee shall not unreasonably refuse to accept any suggestions, recommendations or instructions from Symphony concerning the preparation, filing, prosecution, defense and maintenance of such patents and patent applications, and, to the extent otherwise possible, shall undertake the preparation, filing, prosecution and defense of such patents and patent applications in a way that will not be detrimental to the research, development or commercialization of any Licensed Product.  Licensee will not abandon, dedicate to the public, fail to maintain or allow any of the foregoing to occur with respect to any Licensed Patent without Symphony’s prior written consent.

10.2.2     Cooperation.  Symphony shall, at its own cost and expense, provide Licensee with reasonable cooperation in connection with the preparation, filing, prosecution and maintenance of patents and patent applications pursuant to this Section 10.2.

10.2.3     Broad Claims.  Licensee shall use commercially reasonable efforts to seek the allowance of broad generic claims in all Licensed Patents and in all patents and patent applications related to the Licensee XL647 IP, consistent with Licensee’s determination of enforceability, business considerations and other factors.

10.2.4     Funding.  Licensee shall bear all costs and expenses (including attorneys fees) incurred by Licensee in connection with the preparation, filing, prosecution and maintenance of all patents and patent applications pursuant to this Section 10.2.

10.2.5     Interferences and/or Reexaminations.  Unless the Parties mutually agree otherwise in writing, (i) Licensee shall not be responsible for the costs of any interference or reexamination initiated by Symphony with respect to any Licensed Patent, and (ii) Symphony shall not be responsible for the costs of any interference or reexamination initiated by Licensee with respect to any patents or patent applications related to the Licensee XL647 IP.

ARTICLE 11
ENFORCEMENT

11.1        Notification.  Each Party agrees to immediately notify the other Party in writing upon becoming aware of any infringement, misappropriation, illegal use or misuse of the

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Licensed IP and provide to the other Party all reasonably-available evidence of such infringement.

11.2        Licensee Right to Enforce.  So long as Licensee remains the exclusive licensee of the applicable Licensed Patents or other Licensed IP in the Field, as between the Parties, Licensee shall have the first right, but not the obligation, to take action against others in the courts, administrative agencies or otherwise, at Licensee’s cost and expense, to prevent or terminate infringement, misappropriation, illegal use or misuse of the Licensed Patents or other Licensed IP in the Field.  Symphony shall, at Licensee’s expense, cooperate with and reasonably assist Licensee in any such action if so requested by Licensee, and, upon Licensee’s request, execute, file and deliver all documents and proof necessary for such purpose, including being named as a party to such litigation if requested by Licensee or if required by law.  Symphony shall otherwise have the right to participate and be represented by its own counsel at its own expense in any such action, suit or proceeding.  Licensee shall not enter into any settlement or compromise of such action, suit or proceeding that affects or concerns the validity, enforceability, or ownership of any Licensed Patents or other Licensed IP without the prior written consent of Symphony, which consent shall not be unreasonably withheld or delayed.

11.3        Symphony Right to Enforce.  In the event that Licensee desists or fails (within *** days after notification) to take action to prevent or terminate any infringement, misappropriation, illegal use or misuse of the Licensed Patents or other Licensed IP in the Field, then Symphony shall have the right, at its sole discretion, to take such action.  Licensee shall, at Symphony’s expense, cooperate with and reasonably assist Symphony in any such action if so requested by Symphony, and, upon Symphony’s request, execute, file and deliver all documents and proof necessary for such purpose, including being named as a party to such litigation if requested by Symphony or if required by law.  Licensee shall otherwise have the right to participate and be represented by its own counsel at its own expense in any such action, suit or proceeding.

11.4        Declaratory Judgment Actions:  Licensed IP.  In the event that a declaratory judgment action alleging invalidity, unenforceability, or non-infringement of the Licensed Patents or other Licensed IP is brought against either Symphony or Licensee, Licensee shall, so long as Licensee remains the exclusive licensee of the applicable Licensed Patents or Licensed IP in the Field, have the first right to defend such action at its own expense.  In the event that Symphony is a named party in such action Symphony agrees that Licensee shall control the defense of such action (including the terms and conditions of any settlement thereof) and all strategic decisions related to any such action shall be made by Licensee; provided, however, that (i) Symphony shall have the right to passively participate and be represented by its own counsel at its own expense in any such action, and (ii) Licensee shall give reasonable consideration to any strategic proposals or suggestions made by Symphony.  Symphony shall, at Licensee’s expense, cooperate with and reasonably assist Licensee in any such action if so requested by Licensee, and, upon Licensee’s request, execute, file and deliver all documents and proof necessary for such purpose, including being named as a party to such action if requested by Licensee or if required by law.  In the event that Licensee desists or fails (within ninety (90) days after notification) to defend such action, Symphony shall have the right to defend such action at its own expense.  In the event that Symphony exercises its right to defend such action, Licensee agrees that Symphony shall control the defense of such action (including the terms and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

conditions of any settlement thereof) and all strategic decisions related to any such action shall be made by Symphony; provided, however, that (i) Licensee shall have the right to passively participate and be represented by its own counsel at its own expense in any such action, and (ii) Symphony shall give reasonable consideration to any strategic proposals or suggestions made by Licensee.  Licensee shall, at Symphony’s expense, cooperate with and reasonably assist Symphony in any such action if so requested by Symphony, and, upon Symphony’s request, execute, file and deliver all documents and proof necessary for such purpose.

11.5        Recoveries.  All damages or other compensation of any kind recovered in such action, suit, or proceeding or from any settlement or compromise brought under this ARTICLE 11 shall first be used to reimburse each Party for its expenses in connection with such action, suit or proceeding, (in proportion to the expenses of each Party if recovery is insufficient to cover all such expenses) and the remainder of such recovery shall be allocated one hundred percent (100%) to the Party hereto taking the lead in the action, suit or proceeding.

ARTICLE 12
INDEMNIFICATION AND LIMITATION OF LIABILITY

12.1        Indemnity.  To the greatest extent permitted by Applicable Law, Licensee shall indemnify and hold harmless Symphony, its Affiliates, and each of their respective officers, directors, employees, agents, members, managers, successors and assigns (each, a “Symphony Indemnified Party”) and Symphony shall indemnify and hold harmless Licensee, its Affiliates and each of their respective officers, directors, employees, agents, members, successors and assigns (each, a “Licensee Indemnified Party” and collectively, together with the Symphony Indemnified Party, the “Indemnified Parties”), from and against any and all claims, losses, diminution in value, costs, interest, awards, judgments, penalties, fees (including reasonable fees for attorneys and other professionals), court costs, liabilities, damages and expenses incurred by any Symphony Indemnified Party or Licensee Indemnified Party (irrespective of whether any such Symphony Indemnified Party or Licensee Indemnified Party, as applicable, is a party to the action for which indemnification hereunder is sought), (collectively, a “Loss”) as a result of, arising out of, or relating to any and all Third Party suits, claims, actions, proceedings, investigations, litigation or demands based upon:

12.1.1     in the case of Licensee being the Indemnifying Party, (A) any breach of any representation or warranty made by Licensee herein or in any certificate, instrument or document delivered hereunder, (B) any breach of any covenant, agreement or obligation of Licensee contained herein, or in any certificate, instrument or document delivered hereunder, or (C) any act of gross negligence or willful misconduct by Licensee in performing its obligations under this Agreement, (D) the development, manufacture, use, handling, storage, sale or other disposition of any Licensed Product, or (E) the exercise by Licensee, its Affiliates or sublicense of the rights granted hereunder; in each case, except (1) with respect to Losses for which Licensee is entitled to indemnification under this ARTICLE 12 or (2) to the extent such Loss arises from the gross negligence or willful misconduct of a Symphony Indemnified Party, and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

12.1.2     in the case of Symphony being the Indemnifying Party, (A) any breach of any representation or warranty made by Symphony herein or in any certificate, instrument or document delivered hereunder, (B) any breach of any covenant, agreement or obligation of Symphony contained herein, or in any certificate, instrument or document delivered hereunder, (C) any act of gross negligence or willful misconduct by Symphony in performing its obligations under this Agreement; in each case, except (1) with respect to Losses for which Symphony is entitled to indemnification under this ARTICLE 12 or (2) to the extent such Loss arises from the gross negligence or willful misconduct of a Licensee Indemnified Party.

To the extent that the foregoing undertakings by Licensee and/or Symphony may be unenforceable for any reason, such Party shall make the maximum contribution to the payment and satisfaction of any Loss that is permissible under Applicable Law.

12.2        Notice of Claims.  Any Indemnified Party that proposes to assert a right to be indemnified under this ARTICLE 12 shall notify Licensee or Symphony, as applicable (the “Indemnifying Party”), promptly after receipt of notice of commencement of any action, suit or proceeding against such Indemnified Party (an “Indemnified Proceeding”) in respect of which a claim is to be made under this ARTICLE 12, or the incurrence or realization of any Loss in respect of which a claim is to be made under this ARTICLE 12, of the commencement of such Indemnified Proceeding or of such incurrence or realization, enclosing a copy of all relevant documents, including all papers served and claims made, but the omission to so notify the applicable Indemnifying Party promptly of any such Indemnified Proceeding or incurrence or realization shall not relieve (a) such Indemnifying Party from any liability that it may have to such Indemnified Party under this ARTICLE 12 or otherwise, except, as to such Indemnifying Party’s liability under this ARTICLE 12, to the extent, but only to the extent, that such Indemnifying Party shall have been prejudiced by such omission, or (b) any other indemnitor from liability that it may have to any Indemnified Party.

12.3        Defense of Proceedings.  In case any Indemnified Proceeding shall be brought against any Indemnified Party, it shall notify the applicable Indemnifying Party of the commencement thereof and such Indemnifying Party shall be entitled to participate in, and provided such Indemnified Proceeding involves a claim solely for money damages and does not seek an injunction or other equitable relief against the Indemnified Party and is not a criminal or regulatory action, to assume the defense of, such Indemnified Proceeding with counsel reasonably satisfactory to such Indemnified Party, and after notice from such Indemnifying Party to such Indemnified Party of such Indemnifying Party’s election to so assume the defense thereof and the failure by such Indemnified Party to object to such counsel within ten (10) Business Days following its receipt of such notice, such Indemnifying Party shall not be liable to such Indemnified Party for legal or other expenses related to such Indemnified Proceedings incurred after such notice of election to assume such defense except as provided below and except for the reasonable costs of investigating, monitoring or cooperating in such defense subsequently incurred by such Indemnified Party reasonably necessary in connection with the defense thereof.  Such Indemnified Party shall have the right to employ its counsel in any such Indemnified Proceeding, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

12.3.1     the employment of counsel by such Indemnified Party at the expense of the applicable Indemnifying Party has been authorized in writing by such Indemnifying Party;

12.3.2     such Indemnified Party shall have reasonably concluded in its good faith (which conclusion shall be determinative unless a court determines that such conclusion was not reached reasonably and in good faith) that there is or may be a conflict of interest between the applicable Indemnifying Party and such Indemnified Party in the conduct of the defense of such Indemnified Proceeding or that there are or may be one or more different or additional defenses, claims, counterclaims, or causes of action available to such Indemnified Party (it being agreed that in any case referred to in this clause (b) such Indemnifying Party shall not have the right to direct the defense of such Indemnified Proceeding on behalf of the Indemnified Party);

12.3.3     the applicable Indemnifying Party shall not have employed counsel reasonably acceptable to the Indemnified Party, to assume the defense of such Indemnified Proceeding within a reasonable time after notice of the commencement thereof (provided, however, that this clause shall not be deemed to constitute a waiver of any conflict of interest that may arise with respect to any such counsel); or

12.3.4     any counsel employed by the applicable Indemnifying Party shall fail to timely commence or diligently conduct the defense of such Indemnified Proceeding;

in each of which cases the fees and expenses of counsel for such Indemnified Party shall be at the expense of such Indemnifying Party.  Only one counsel shall be retained by all Indemnified Parties with respect to any Indemnified Proceeding, unless counsel for any Indemnified Party reasonably concludes in good faith (which conclusion shall be determinative unless a court determines that such conclusion was not reached reasonably and in good faith) that there is or may be a conflict of interest between such Indemnified Party and one or more other Indemnified Parties in the conduct of the defense of such Indemnified Proceeding or that there are or may be one or more different or additional defenses, claims, counterclaims, or causes or action available to such Indemnified Party.

12.4        Settlement.  Without the prior written consent of an Indemnified Party, an Indemnifying Party shall not settle or compromise, or consent to the entry of any judgment in, any pending or threatened Indemnified Proceeding, unless such settlement, compromise, consent or related judgment (i) includes an unconditional release of such Indemnified Party from all liability for Losses arising out of such claim, action, investigation, suit or other legal proceeding, (ii) provides for the payment of money damages as the sole relief for the claimant (whether at law or in equity), (iii) involves no finding or admission of any violation of law or the rights of any Person by the Indemnified Party, and (iv) is not in the nature of a criminal or regulatory action.  No Indemnified Party shall settle or compromise, or consent to the entry of any judgment in, any pending or threatened Indemnified Proceeding in respect of which any payment would

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

result hereunder or under the Operative Documents without the prior written consent of the Indemnifying Party, such consent not to be unreasonably conditioned, withheld or delayed.

12.5        Limitation of Liability.  EXCEPT WITH RESPECT TO EITHER PARTY’S INDEMNIFICATION OBLIGATIONS PURSUANT TO SECTION 12.1, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, NEITHER PARTY NOR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, MEMBERS, MANAGERS, EMPLOYEES, INDEPENDENT CONTRACTORS OR AGENTS SHALL HAVE ANY LIABILITY OF ANY TYPE (INCLUDING, BUT NOT LIMITED TO, CLAIMS IN CONTRACT, NEGLIGENCE AND TORT LIABILITY) FOR ANY SPECIAL, INCIDENTAL, INDIRECT, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING, BUT NOT LIMITED TO, THE LOSS OF OPPORTUNITY, LOSS OF USE OR LOSS OF REVENUE OR PROFIT IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR THE SERVICES PERFORMED HEREUNDER, EVEN IF SUCH DAMAGES MAY HAVE BEEN FORESEEABLE.

12.6        Insurance.  Licensee shall (and shall cause all sublicense to) carry and maintain in full force and effect insurance, including product liability, directors and officers, and errors and omissions insurance, with respect to its activities under this Agreement and which shall protect Symphony and its Indemnified Parties with respect to events covered by Section 12.1.  Such insurance (i) shall list Symphony as an additional named insured thereunder, and (ii) shall be in such amounts and subject to such deductibles as are prevailing in the industry from time to time; provided, however, that Licensee shall maintain a minimum of an aggregate of *** in product liability insurance, and aggregate of *** in directors and officers insurance and an aggregate of *** in errors and omissions insurance.  Licensee shall continue to maintain such insurance after the expiration or termination of this Agreement during any period in which Licensee or any of its Affiliates or sub licensees continue to develop, manufacture, use, store, sell or otherwise distribute or dispose of any product that was a Licensed Product under this Agreement.

ARTICLE 13
TERM AND TERMINATION

13.1        Term.  The term of this Agreement will commence on the Effective Date and end upon the expiration of the last to expire patent within the Licensed Patents, unless earlier terminated in accordance with this ARTICLE 13.

13.2        Effect of Expiration.  Upon the expiration of this Agreement, the license granted to Licensee pursuant to Section 2.1 shall become perpetual, irrevocable, and fully paid-up.

13.3        Permissive Termination.  Licensee may terminate this Agreement at any time by providing Symphony notice in writing at least *** months prior to the effective date of termination; provided, however, that Symphony shall have the right to accelerate such termination at Symphony’s option on no less than *** days’ prior written notice to Licensee.

13.4        Termination for Cause.

13.4.1     Either Party (the “Terminating Party”) may, in its sole discretion, terminate this Agreement in whole or with respect to either the Oncology Field or the Non-Oncology Field if the other Party (the “Breaching Party”) has materially

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

breached or defaulted in the performance of any of its obligations hereunder, and such breach or default has continued for sixty (60) days after written notice thereof is provided to the Breaching Party by the Terminating Party; provided, however, that if any such material breach or default relates solely to either the Oncology Field or the Non-Oncology Field, then the Terminating Party shall have no right to terminate the Agreement as a whole, but shall have the right to terminate the Agreement only with respect to the Oncology Field or the Non-Oncology Field, as applicable.  Any such termination shall become effective at the end of such sixty (60) day period unless the Breaching Party has cured or remedied any such breach or default prior to the expiration of such period.  Notwithstanding the above, in the case of a failure to pay any amount due hereunder the period for cure of any such default following notice thereof shall be thirty (30) days and, unless payment is made within such period, the termination shall become effective at the end of such period.

13.4.2     Symphony may terminate this Agreement, effective upon written notice to Licensee, if Licensee either brings or intentionally and materially assists a Third Party in any action denying infringement of or otherwise challenging any of the Licensed Patents.

13.5        Termination for Insolvency.  If voluntary or involuntary proceedings by or against a Party are instituted in bankruptcy under any insolvency law, or a receiver or custodian is appointed for such Party, or proceedings are instituted by or against such Party for corporate reorganization or the dissolution of such Party, which proceedings, if involuntary, are not dismissed within ninety (90) days after the date of filing, or if such Party makes an assignment for the benefit of creditors, or substantially all of the assets of such Party are seized or attached and not released within ninety (90) days thereafter, the other Party may immediately terminate this Agreement effective upon notice of such termination.

13.6        Effect of Termination.

13.6.1     Accrued Rights and Obligations.  Termination of this Agreement, in whole or with respect to either the Oncology Field or the Non-Oncology Field, for any reason does not release any Party hereto from any liability which, at the time of such termination, has already accrued to the other Party or which is attributable to a period prior to such termination, nor preclude either Party from pursuing any rights and remedies it may have hereunder or at law or in equity with respect to any breach of this Agreement.  It is understood and agreed that monetary damages may not be a sufficient remedy for any breach of this Agreement and that the nonbreaching Party may be entitled to seek injunctive relief as a remedy for any such breach.  Such remedy shall not be considered to be the exclusive remedy for any such breach of this Agreement, but shall be in addition to all other remedies available at law or in equity.

13.6.2     Licenses.  Upon termination of this Agreement as a whole, all licenses granted to Licensee hereunder shall terminate.  Upon termination of this Agreement with respect to either the Oncology Field or the Non-Oncology Field,

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all licenses granted to Licensee hereunder shall automatically be deemed to be terminated with respect to the terminated field.

13.6.3     Sublicenses.  Upon the termination of this Agreement in whole or with respect to either the Oncology Field or the Non-Oncology Field, (i) any and all sublicenses granted by Licensee pursuant to Section 2.2 shall, to the extent that such sublicenses relate to the terminated field, remain in effect according to its terms (including, as provided in Section 2.2, the term providing that Symphony can terminate such sublicense in the event that this Agreement is terminated pursuant to Section 7.2) with Symphony becoming the licensor thereunder; (ii) Symphony shall be entitled to payments from the sublicensees under such sublicenses in accordance with ARTICLE 4, ARTICLE 5 and ARTICLE 6; and (iii) such sublicenses shall be deemed assigned to Symphony to the extent necessary to ensure continued payments.

13.6.4     Payment; Return of Confidential Information.  Upon the termination of this Agreement, Licensee shall promptly:  (A) pay to Symphony all outstanding costs and expenses, if any, accrued pursuant to this Agreement prior to termination; and (B) at its own expense, return to Symphony all relevant records and materials in Licensee’s possession or control containing Symphony’s or its Affiliates’, licensees’ or sublicensees’ Confidential Information; provided, however, that in the event this Agreement is terminated solely with respect to the Oncology Field or the Non-Oncology Field, Licensee shall not be obligated to return records and materials that relate to the non-terminated field.

13.6.5     Cease Manufacture.  Subject to Section 13.6.6, upon the termination of this Agreement in whole or with respect to either the Oncology Field or the Non-Oncology Field, Licensee shall discontinue the manufacture, use, marketing, sale and distribution of all Licensed Products that Licensee is no longer licensed to manufacture, use, market, sell or distribute.

13.6.6     Stock on Hand.  Upon the termination of this Agreement in whole or with respect to either the Oncology Field or the Non-Oncology Field, Licensee may sell or otherwise dispose of any then-existing stock of any Licensed Product that it is no longer licensed to manufacture, use, market, sell or distribute until *** months after such termination, subject to ARTICLE 4, ARTICLE 5 and ARTICLE 6 and the other applicable terms of this Agreement.

13.6.7     Reversion of Rights.  Upon the termination of this Agreement in whole or with respect to either the Oncology Field or the Non-Oncology Field, all, or the applicable portion, of the rights sold, assigned or transferred to Licensee hereunder shall revert to Symphony, and Licensee agrees to execute all instruments necessary and desirable to revest said rights in Symphony.

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13.7        Program Transfer.

13.7.1     Upon the termination of this Agreement in whole or with respect to either the Oncology Field or the Non-Oncology Field, in addition to any other remedies available at law or in equity, and in addition to its obligations pursuant to Section 13.6, Licensee:

(a)           shall promptly transfer to Symphony (or its designee) or provide copies of all tangible documentation, know-how, data, reports, records or other materials or information, whether written or electronic, that is Controlled by Licensee embodying or related to the Licensed IP, Regulatory Files, XL647 or, as applicable, the Oncology Program or the Non-Oncology Program;

(b)           shall promptly provide Symphony (or its designee) with all information regarding, and execute all documents, reasonably necessary or desirable to transfer to Symphony (or its designee) all, Regulatory Files in Licensee’s name;

(c)           agrees to negotiate in good faith to grant Symphony, on commercially reasonably terms, a worldwide license under the Licensee XL647 IP (with the right to grant sublicenses through one or more tiers of sublicensees) to develop, make, have made, use, offer for sale, sell and import Licensed Products in the Field;

(d)           to the extent Licensee owns or holds any right, title and interest in any trademarks under which any Licensed Product has been or is being marketed or sold in the Field, assigns the same to Symphony; and

(e)           shall promptly transfer or use commercially reasonable efforts to assist Symphony (or its designee) to obtain all other materials, documentation, processes, Third Party licenses, and other items used by Licensee or any Third Party in connection with the performance of this Agreement to the extent necessary for Symphony (or its designee) to continue the development and commercialization of Licensed Products in the Field;

provided, however, that if this Agreement is terminated with respect to only either the Oncology Field or the Non-Oncology Field, the foregoing obligations shall be limited to the terminated field.

13.7.2     Survival.  ARTICLES 1, 5, 8, 12, 14 and Sections 9.5, 10.1, 11.2 through 11.6 (solely with respect to actions pending at such time) 13.6, and 13.7 of this Agreement shall survive the expiration or termination of this Agreement in whole or with respect to either the Oncology Field or the Non-Oncology Field, for any reason.

13.8        Bankruptcy.  All rights and licenses granted under this Agreement are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code (the “Code”), licenses to “Intellectual Property” as defined in the Code.  The Parties agree that each Party shall retain and may fully exercise all of its rights and elections under the Code.

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ARTICLE 14
MISCELLANEOUS PROVISIONS

14.1        Events of Force Majeure.  Neither Party shall be held liable or responsible to the other Party nor be deemed to be in default under or in breach of any provision of this Agreement for failure or delay in fulfilling or performing any obligation under this Agreement (except with respect to payment obligations due under this Agreement) when such failure or delay is due to force majeure, and without the fault or negligence of the Party so failing or delaying.  For purposes of this Agreement, force majeure shall be defined as causes beyond the control of the Party, including, without limitation, acts of God; acts, regulations, or laws of any government; war; civil commotion; destruction of production facilities or materials by fire, flood, earthquake, explosion or storm; labor disturbances; epidemic; and failure of public utilities or common carriers.  In such event, Licensee or Symphony, as the case may be, shall immediately notify the other Party of such inability and of the period for which such inability is expected to continue.  The Party giving such notice shall thereupon be excused from such of its obligations under this Agreement as it is thereby disabled from performing for so long as it is so disabled and for thirty (30) days thereafter.  To the extent possible, each Party shall use reasonable efforts to minimize the duration of any force majeure.

14.2        Notices.  Any notice, request, demand, waiver, consent, approval or other communication which is required or permitted to be given to any Party shall be in writing and shall be deemed given only if delivered to the Party personally or sent to the Party by facsimile transmission (promptly followed by a hard-copy delivered in accordance with this Section 14.2), by next Business Day delivery by a nationally recognized courier service, or by registered or certified mail (return receipt requested), with postage and registration or certification fees thereon prepaid, addressed to the Party at its address set forth below:

Licensee:

Kadmon Corporation, LLC 400 Madison Ave New York, New York 10017 Attention: Steven N. Gordon Facsimile: (212) 308-3900

Symphony:

Symphony Evolution, Inc. 7361 Calhoun Place, Suite 325 Rockville, MD 20850 Attn: Charles Finn Facsimile: (301) 762-6154

with a copy to:

Symphony Capital Partners, L.P. 875 Third Avenue

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3rd Floor New York, NY 10022 Attn: Mark Kessel Facsimile: (212) 632-5401

or to such other address as such Party may from time to time specify by notice given in the manner provided herein to each other Party entitled to receive notice hereunder.

14.3        Entire Agreement.  This Agreement (including any Annexes, Schedules, Exhibits or other attachments hereto) constitutes the entire agreement between the Parties with respect to the subject matter hereof, and no oral or written statement may be used to interpret or vary the meaning of the terms and conditions hereof.  This Agreement (i) supersedes any prior or contemporaneous agreements and understandings, whether written or oral, between the Parties with respect to the subject matter hereof, and (ii) amends, restates, supersedes and replaces the Original Agreement in its entirety.

14.4        Assignment.  Neither Party may assign or otherwise transfer this Agreement without the prior written consent of the other Party; provided, however, that (i) Licensee may assign this Agreement or any of its rights and obligations hereunder without the consent of Symphony (A) to an Affiliate or (B) in connection with a merger or the sale (by stock or assets) of all or substantially all of the assets of Licensee to which this Agreement relates; and (ii) Symphony may assign this Agreement to any Person without the prior, written consent of Licensee.  Assignment of this Agreement by either Party shall not relieve the assignor of its obligations hereunder.  This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.

14.5        Headings.  The descriptive headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of the Agreement.

14.6        Independent Contractor.  Each Party shall be acting as an independent contractor in performing under this Agreement and shall not be considered or deemed to be an agent, employee, joint venturer or partner of the other Party.

14.7        Severability.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party.

14.8        Compliance with Laws.  In performing under this Agreement, each Party shall comply with all Applicable Laws, including without limitation, those of the United States Food and Drug Administration and all foreign laws affecting this Agreement or the sale of Licensed Products in the Field.

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14.9        Export Controls.  Licensee and its Affiliates and sublicensees shall comply with all Applicable Laws controlling the export of certain commodities and technical data, including without limitation all Export Administration Regulations of the United States Department of Commerce.  Among other things, these laws and regulations prohibit or require a license for the export of certain types of commodities and technical data to specified countries.  Licensee hereby gives written assurance that it will comply with, and will cause its Affiliates and sublicensees to comply with, all United States export control laws and regulations, that it bears sole responsibility for any violation of such laws and regulations by itself or its Affiliates or sublicensees, and that it will indemnify and hold Symphony harmless for the consequences of any such violation.

14.10      Amendment.  This Agreement may not be amended or modified except by an instrument in writing signed by authorized representatives of all Parties.

14.11      Governing Law; Consent to Jurisdiction and Service of Process.

14.11.1  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

14.11.2  Each of the Parties hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in The City of New York, Borough of Manhattan, and any appellate court from any jurisdiction thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the Parties hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the fullest extent permitted by law, in such federal court.  Each of the Parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Agreement shall affect any right that any Party may otherwise have to bring any action or proceeding relating to this Agreement.

14.11.3  Each of the Parties irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State or federal court.  Each of the Parties hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

14.12      Waiver of Jury Trial.  EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT.

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14.13      Counterparts.  This Agreement may be executed in one or more counterparts, and by the respective Parties in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same Agreement.

14.14      No Waiver.  The failure of either Party to enforce at any time for any period the provisions of or any rights deriving from this Agreement shall not be construed to be a waiver of such provisions or rights or the right of such Party thereafter to enforce such provisions.

14.15      Use of Name.  Neither Party shall use the name of the other Party without the prior written consent of such other Party.

14.16      Press Releases.  Neither Symphony nor Licensee shall issue any public announcement or written news releases relating to this Agreement unless such public announcement or written news release shall have been mutually approved in writing in advance by both Symphony and Licensee.

14.17      Extension to Affiliates.  Each Party shall have the right to extend the rights and immunities granted in this Agreement to one or more of its Affiliates.  All applicable terms and provisions of this Agreement, except this right to extend, shall apply to any such Affiliate to which this Agreement has been extended to the same extent as such terms and provisions apply to the Party extending such rights and immunities.  The Party extending the rights and immunities granted hereunder shall remain primarily liable for any acts or omissions of its Affiliates.

14.18      No Third Party Beneficiary Rights.  Except for the benefits granted to and the rights of Affiliates and any Third Parties sublicensed by Licensee pursuant to Section 2.2, in each case explicitly provided for in this Agreement, this Agreement is not intended to and shall not be construed to give any Third Party any interest or rights (including, without limitation, any third party beneficiary rights) with respect to or in connection with any agreement or provision contained herein or contemplated hereby.

14.19      Interpretation.  In this Agreement unless otherwise specified (i) “includes” and “including” shall mean includes and including without limitation; (ii) a Party includes its permitted assignees and/or the respective successors in title to substantially the whole of its undertaking; (iii) a statute or statutory instrument or any of their provisions is to be construed as a reference to that statute or statutory instrument or such provision as the same may have been or may from time to time hereafter be amended or re-enacted; (iv) words denoting the singular shall include the plural and vice versa and words denoting any gender shall include all genders; (v) the Schedules and other attachments form part of the operative provision of this Agreement and references to this Agreement shall, unless the context otherwise requires, include references to the recitals and the Schedules and attachments; (vi) the headings in this Agreement are for information only and shall not be considered in the interpretation of this Agreement; and (vii) general words shall not be given a restrictive interpretation by reason of their being preceded or followed by words indicating a particular class of acts, matters or things.

SIGNATURES FOLLOW ON NEXT PAGE

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective duly authorized officers.

KADMON CORPORATION, LLC

/s/ Samuel D. Waksal
Name:Samuel D. Waksal
Title:Chairman

SYMPHONY EVOLUTION, INC.

/s/ Jeffrey S. Edelman
Name: Jeffrey S. Edelman
Title: Director

(Signature Page to First Amended and Restated License Agreement)

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